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                          STREETTRACKS(R) SERIES TRUST

                      STREETTRACKS(R) DJ WILSHIRE REIT ETF

                          SUPPLEMENT DATED MAY 23, 2006
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 31, 2005
                           AS REVISED JANUARY 23, 2006

Shareholders of the streetTRACKS DJ Wilshire REIT ETF are hereby notified that Fernando Diaz will no longer serve as a portfolio manager of the Fund. Accordingly, on pages 15 and 16 of the statement of additional information, under the heading "Portfolio Managers--streetTRACKS(R) DJ Wilshire REIT ETF" the disclosure referring to Mr. Diaz is deleted. The remainder of the section entitled "Portfolio Managers" is unchanged.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE